UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF
                 THE SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest event reported):
                             June 18, 2008
                              CINTEL CORP.
         (Exact name of registrant as specified in its charter)

Nevada                     333-100046          52-2360156
------------              -------------        -----------
(State or Other           (commission File     (I.R.S. Employer
Jurisdiction               number)             Identification
of Incorporation)	                       number)

9900 Corporate Campus Drive, Suite 3,000, Louisville, KY 40223
              --------------------------------
      (Address of principal executive offices) (zip code)

                          (502) 657-6077
                          ---------------
          (Registrant's telephone number, including area code)

                             Copies to:
                        Gregory Sichenzia, Esq.
                   Sichenzia Ross Friedman Ference LLP
                         61 Broadway, 32nd Floor
                         New York, New York 10006
                           Phone: (212) 930-9700
                             Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see
General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the
    Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the
    Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b)
    under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




ITEM 5.02 	Departure of Directors or Principal Officers;
Election of Directors; Appointment of Certain  Officers;
Compensatory Arrangement of Certain Officers

On June 18, 2008, Sang Yong OH resigned as a Director of
Cintel Corp. (the "Company"). There were no disagreements with the Company that led to Mr. OH's resignation.





SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CINTEL CORP.


Dated: June 23, 2008			By: /s/Kwang Hee Lee
					Kwang Hee Lee
					Chief Executive Officer